Visa Inc. Fiscal Fourth Quarter and Full-Year 2008 Financial Results October 29, 2008 Exhibit 99.2

2 Fiscal Q4 2008 Earnings Results
Safe Harbor Reminder
• The following materials and management’s discussion of them may contain “forward-
looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,”
“estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will”
and similar expressions which are intended to identify forward-looking statements.  In addition, any underlying assumptions are forward-looking statements.  Such forward-
looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin and free cash flow and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk
Factors”
in our Prospectus dated March 18, 2008, filed with the U.S. Securities and
Exchange Commission pursuant to Rule 424(b)(4) on March 19, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q4 2008 Earnings Results 3
Solid Fiscal Fourth Quarter and Full-Year Results
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
• Adjusted quarterly and annual net income of $448 million and $1.7 billion or adjusted diluted earnings of $0.58 and $2.25 per share
• Strong operating revenues of $1.7 billion for the fourth quarter and
$6.3 billion for the full-year, up 17% and 21% on a pro forma basis
• Continued positive secular trends
• Business model resilience despite economic slowdown

4 Fiscal Q4 2008 Earnings Results
$606
$396
$210
$699
$248
$450
Total Visa Inc. Credit Debit
2007
2008
Quarter ended June
US$ in billions, nominal
YOY Growth
Payments Volume – Q4 2008
15% 14% 18%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers.
ROW
ROW
$221
$238
U.S.
$385
U.S.
$423
U.S.
ROW
U.S.
U.S.
$276
$203
$194
ROW
U.S.
$213
$183
ROW  $27
$210
ROW $38

5 Fiscal Q4 2008 Earnings Results
$2,266
$1,491
$775
$1,736
$918
$2,654
Total Visa Inc. Credit Debit
2007
2008
Twelve Months ended June
US$ in billions, nominal
YOY Growth
Payments Volume – Fiscal Year 2008
17% 16% 18%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers.
ROW
ROW
$817
$904
U.S.
$1,449
U.S.
$1,611
U.S.
ROW
U.S.
U.S.
$1,043
$771
$719
ROW
U.S.
$832
$678
ROW  $98
$780
ROW $138

6 Fiscal Q4 2008 Earnings Results
$385
$132
$35
$40
$14
$162
$50
$45
$19
$423
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2007
2008
Quarter ended June
US$ in billions, nominal
10% 22% 40% 14% 38% YOY Growth
Payments Volume – Q4 2008
Note: Growth rates calculated based on whole numbers, not rounded numbers.

7 Fiscal Q4 2008 Earnings Results
$1,449
$500
$127
$140
$49
$620
$181
$173
$69
$1,611
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2007
2008
Twelve Months ended June
US$ in billions, nominal
11% 24% 43% 23% 40% YOY Growth
Payments Volume – Fiscal Year 2008
Note: Growth rates calculated based on whole numbers, not rounded numbers.

8 Fiscal Q4 2008 Earnings Results
12,383
8,411
8,645
9,473
9,590
14,124
Total Transactions Processed Transactions Processed Transactions
2007
2008
Quarter ended June
in millions
YOY Growth
Transactions – Q4 2008
14% 13% 11%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended September
Debit
Credit
61%
39%

9 Fiscal Q4 2008 Earnings Results
46,893
31,796
32,720
36,012
36,957
53,684
Total Transactions Processed Transactions Processed Transactions
2007
2008
Twelve Months Ended June
in millions
YOY Growth
Transactions – Fiscal Year 2008
14% 13% 13%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Twelve Months ended
September
Debit
Credit
60%
40%

10 Fiscal Q4 2008 Earnings Results 739 725 1,464 847 1,645 798 Credit Debit Visa Inc. 2007 2008 Quarter ended June in millions YOY Growth Total Cards 8% 17% 12%

11 Fiscal Q4 2008 Earnings Results
$1,680
($216)
$1,464
($299)
$2,008
$1,709
Q4 FY 2007 Pro Forma
Q4 FY 2008 Actual
Revenue Detail – Q4 2008
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
20% 38% 17% YOY Growth

12 Fiscal Q4 2008 Earnings Results
$5,907
($714)
$5,193
($1,161)
$7,424
$6,263
FY 2007 Pro Forma
FY 2008 Actual
Revenue Detail – Fiscal Year 2008
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
26% 63% 21% YOY Growth

13 Fiscal Q4 2008 Earnings Results
$730
$463
$354
$133
$548
$788
$512
$160
Q4 FY 2007 Pro Forma
Q4 FY 2008 Actual
Revenue Detail – Q4 2008
US$ in millions
Service Fees
Data
Processing
Fees
International
Transaction
Fees
Other
Revenue
YOY Growth 8% 18%                          45% 20%

14 Fiscal Q4 2008 Earnings Results
$2,582
$1,659
$1,193
$473
$2,073
$3,061
$1,721
$569
FY 2007 Pro Forma
FY 2008 Actual
Revenue Detail – Fiscal Year 2008
US$ in millions
Service Fees
Data
Processing
Fees
International
Transaction
Fees
Other
Revenue
YOY Growth 19% 25%                          44% 20%

15 Fiscal Q4 2008 Earnings Results
$1,464
$1,172
$292
$766
$1,709
$943
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Q4 2008
US$ in millions
YOY Growth
25 ppts 17%                     (20%) 162%
20%
45%
Operating Margin
Q4 FY 2007 Pro Forma
Q4 FY 2008 Actual

16 Fiscal Q4 2008 Earnings Results
$5,193
$3,520
$1,673
$2,897
$6,263
$3,366
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Fiscal Year 2008
US$ in millions
YOY Growth
14 ppts 21%                     (4%) 73%
32%
46%
Operating Margin
FY 2007 Pro Forma
FY 2008 Actual

17 Fiscal Q4 2008 Earnings Results
$311
$84
$444
$1,172
$943
$100
$124
$62
$47
$94
$93
$253
$320
$135
$42
$6
Q4 FY 2007 Pro Forma
Q4 FY 2008  Actual
Adjusted Operating Expenses – Q4 2008
US$ in millions
Personnel
Network,
EDP &
Communications
Advertising, Professional Depreciation
Marketing &
Promotion
and
Consulting
Fees
and
Amortization
Administrative
and Other
Total Operating
Expenses
(19%)        11%               (28%)             9%              (11%)           (6%)              (90%)           (20%)
Note: Restructuring contains Personnel, Professional fees and Administrative and Other expenses associated with organizational changes.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Growth
Litigation
Provision

18 Fiscal Q4 2008 Earnings Results
$1,146
$308
$1,075
$3,520
$3,366
$329
$425
$77
$160
$328
$338
$1,078
$1,016
$424
$169
$13
FY 2007 Pro Forma
FY 2008  Actual
Adjusted Operating Expenses – Fiscal Year 2008
US$ in millions
Personnel
Network,
EDP &
Communications
Advertising,
Marketing &
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
(6%)          10%                 (5%)                  0%      6%              0%            (83%)             (4%)
Note: Restructuring contains Personnel, Professional fees and Administrative and Other expenses associated with organizational changes.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Growth
Litigation
Provision

19 Fiscal Q4 2008 Earnings Results
Other Financial Results
• Capital expenditures during the fiscal fourth quarter and full-year
2008 were $92 million and $415 million, respectively
• Cash, cash equivalents, restricted cash and investment
securities available-for-sale of $7.5 billion at the end of the fiscal full-year
– $1.9 billion of restricted cash for litigation escrow
– $2.7 billion paid in October redemption of European Class
C shares

20 Fiscal Q4 2008 Earnings Results 20
Annual net revenue growth
11-15%
Financial Metrics through Fiscal Year 2010
Annual free cash flow
Annual adjusted diluted class A common
earnings per share growth
Annual adjusted operating margin
Mid-to-High
40% range
20% +
$1 billion +
Capital Expenditures
FY 2009: $300-350 M
FY 2010:  3 to 4%
gross revenue

Appendix – Reconciliation of Non-GAAP Measures

22 Fiscal Q4 2008 Earnings Results 22
Pro Forma Quarterly Results of Operations
US$ in millions
(1)
(2) Certain immaterial reclassifications were made to the quarter ended June 30 and September 30, 2007 pro forma financial statements to conform to the current presentation.
Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on October 1, 2006. These pro forma statements of operations have been prepared in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.”
December 31,
2006
March 31,
2007
June 30,
2007 (2)
September 30,
2007 (2)
Operating Revenues
Service fees 577 $               614 $               661 $               730 $               2,582 $
Data processing fees 377 370 449 463 1,659
International transaction fees 247 281 311 354 1,193
Other revenues 108 113 119 133 473
Volume and support incentives (136) (187) (175) (216) (714)
Total operating revenues 1,173 1,191 1,365 1,464 5,193
Operating Expenses
Personnel 273 269 293 324 1,159
Network, EDP and communications 68 69 87 84 308
Advertising, marketing and promotion 205 182 244 444 1,075
Professional and consulting fees 101 136 159 156 552
Depreciation and amortization 55 54 55 64 228
Administrative and other 76 74 83 101 334
Litigation provision 2 13 - 2,638 2,653
Total operating expenses 780 797 921 3,811 6,309
Operating income (loss) 393 394 444 (2,347) (1,116)
Other Income (Expense)
Interest expense (23) (24) (25) (24) (96)
Investment income, net 40 36 56 65 197
Other - - 8 - 8
Total other income 17 12 39 41 109
Income (loss) before income taxes 410 406 483 (2,306) (1,007)
Income tax expense/(benefit) 161 160 184 (651) (146)
Net income (loss) 249 $               246 $               299 $               (1,655) $           (861) $
Pro Forma
Fiscal 2007
(1) (2)
Pro Forma Fiscal 2007 Quarter Ended
(1)

23 Fiscal Q4 2008 Earnings Results 23
Adjusted Operating Income and Net Income
US$ in millions
(1)
(2)
(3)
(4)
(5)
(6)
(7)
Litigation expense primarily related to covered litigation.  Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.   There is
$30 million and $80 million of non-recurring legacy litigation expense for the quarter and year ended September 30, 2008, respectively, that management believes is not indicative of Visa’s future anticipated expenses.  This expense is not covered under the retrospective responsibility plan and will not be paid from the litigation escrow account.
Restructuring costs, primarily severance in fiscal 2008, associated with workforce consolidation and elimination of overlapping functions.
Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the Company intends to use in
October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.
Other expense (income) recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability will not continue after the October 2008 redemptions described above.
Reflects a normalized tax rate of 41%.
Net (loss) income (as reported) $ (356) $ 804 $ (1,655) $ (861)
Addback: Income tax (benefit) expense (as reported) (75) 532 (651) (146)
Net (loss) income before taxes (as reported) $ (431) $ 1,336 $ (2,306) $ (1,007)
Adjustments:
Litigation reserve
(1) 1,122 1,457 2,576 2,576
Restructuring
(2) 70 140 46 145
Asset step-up amortization
(3) 17 68 17 68
Adjustments to operating income 1,209 1,665 2,639 2,789
Interest accretion on American Express settlement
(4)
11 68 - -
Investment income on Litigation Escrow and EU proceeds
(5)
(30) (70) - -
Underwater contract (LIBOR adjustment)
(6)
- (35) - -
Adjustments to non-operating income (19) (37) - -
Total adjustments 1,190 1,628 2,639 2,789
Adjusted net income before tax 759 2,964 333 1,782
Adjusted income tax expense
(7)
(311) (1,215) (137) (731)
Adjusted net income $ 448 $ 1,749 $ 196 $ 1,051
Operating (loss) income (as reported) $ (443) $ 1,232 $ (2,347) $ (1,116)
Addback: Adjustments to operating (loss) income 1,209 1,665 2,639 2,789
Adjusted operating income $ 766 $ 2,897 $ 292 $ 1,673
Operating revenues (as reported) $ 1,709 $ 6,263 $ 1,464 $ 5,193
Adjusted operating margin 45% 46% 20% 32%
Total operating expenses (as reported) $ 2,152 $ 5,031 $ 3,811 $ 6,309
Less: Adjustments to operating expenses (1,209) (1,665) (2,639) (2,789)
Adjusted operating expenses $ 943 $ 3,366 $ 1,172 $ 3,520
Pro Forma For the Twelve
Months ended
September 30, 2007 September 30, 2008
For the Three Months
Ended
Pro Forma For the Three
Months ended
September 30, 2007
For the Twelve Months
Ended
September 30, 2008

24 Fiscal Q4 2008 Earnings Results
Reconciliation of Non-GAAP
Adjusted Operating Expenses
US$ in millions
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Personnel $ 317 $ (64)
(2)
$ 253 $ 324 $ (13)
(2)
$ 311
Network, EDP and communications 94 (1)
(2)
93 84 - 84
Advertising, marketing and promotions 320 - 320 444 - 444
Professional and consulting fees 136 (1)
(2)
135 156 (32)
(2)
124
Depreciation and amortization 59 (17)
(3)
42 64 (17)
(3)
47
Administrative and other 98 (4)
(2)
94 101 (1)
(2)
100
Litigation provision 1,128 (1,122)
(1)
6 2,638 (2,576)
(1)
62
Total operating expenses $ 2,152 $ (1,209) $ 943 $ 3,811 $ (2,639) $ 1,172
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Personnel $ 1,199 $ (121)
(2)
$ 1,078 $ 1,159 $ (13)
(2)
$ 1,146
Network, EDP and communications 339 (1)
(2)
338 308 - 308
Advertising, marketing and promotions 1,016 - 1,016 1,075 - 1,075
Professional and consulting fees 438 (14)
(2)
424 552 (127)
(2)
425
Depreciation and amortization 237 (68)
(3)
169 228 (68)
(3)
160
Administrative and other 332 (4)
(2)
328 334 (5)
(2)
329
Litigation provision 1,470 (1,457)
(1)
13 2,653 (2,576)
(1)
77
Total operating expenses $ 5,031 $ (1,665) $ 3,366 $ 6,309 $ (2,789) $ 3,520
Pro Forma For the Three Months
Ended September 30, 2007
For the Twelve months
Ended September 30, 2008
Pro Forma For the Twelve Months
Ended September 30, 2007
(1)  Litigation reserve
(2)  Restructuring
(3)  Asset step-up amortization
For the Three Months
Ended September 30, 2008

25 Fiscal Q4 2008 Earnings Results
Reconciliation of Non-GAAP
Adjusted Non-operating Income
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates - $          -                     - $            - $         -                      - $
Interest expense (27) 11
(1)
(16) (24) -                      (24)
Investment income, net 39 (30)
(2)
9 65 -                      65
Other -                 -                     -                   -                -                      -
Total other income (expenses) 12 $            (19) (7) $              41 $           -                      41 $
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates 1 $              -                     1 $               - $         -                      - $
Interest expense (143) 68
(1)
(75) (96) -                      (96)
Investment income, net 211 (70)
(2)
141 197 -                      197
Other 35 (35)
(3)
-                   8 -                      8
Total other income (expenses) 104 $          (37) 67 $             109 $         -                      109 $
Pro Forma For the Three Months
Ended September 30, 2007
For the Twelve months
Ended September 30, 2008
Pro Forma For the Twelve Months
Ended September 30, 2007
For the Three Months
Ended September 30, 2008
US$ in millions
(1)  Interest accretion on American Express Settlement
(2)  Investment income on Litigation Escrow and EU proceeds
(3)  Underwater contract (LIBOR adjustment)

26 Fiscal Q4 2008 Earnings Results 26
Weighted Avg. Class A Common Stock Outstanding
Used in the Calculation of Adjusted Diluted EPS
US$ in millions
(1)
(2)
(3)
(4)
For the twelve months ended September 30, 2008, for GAAP purposes, the number of class C (series I, II, III & IV) common shares is weighted to reflect the redemption of
159,657,751 shares of class C (series I) common stock on March 28, 2008, and the reclassification of all shares of class C (series II) common stock to temporary equity and
35,263,585 shares of class C (series III) common stock to 2008. Upon reclassification of the class C (series II)  and class C (series III) common stock these shares are no longer convertible into shares of class A common stock. In the calculation of adjusted weighted average shares liabilities on the IPO date of March 19, outstanding, these shares are weighted to assume that the redemption and reclassifications occurred at October 1, 2007 for the twelve months ended September 30, 2008.
For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the assumed issuance of class A common stock underlying stock options, restricted stock and restricted stock units to employees  and directors at the IPO date of March 19, 2008 and subsequent periods, by applying the treasury stock method. For the twelve months ended September 30, 2008, in the calculation of adjusted weighted shares outstanding, these shares are assumed to have been issued at October 1, 2007 and were outstanding for the entire period. The share adjustments also reflect the estimated number of stock options, restricted stock and restricted stock units estimated to be outstanding in October 2008 after the redemption of the class C (series II and series III) common shares held by Visa Europe.
For the twelve months ended September 30, 2008, for GAAP purposes, the number of class A common shares outstanding is weighted to reflect the issuance of 446,600,000 shares at the IPO date of March 19, 2008. In the calculation of the adjusted weighted average shares outstanding, these shares are assumed to have been issued at October 1, 2007 for the twelve months ended September 30, 2008.
For the twelve months ended September 30, 2008, for GAAP purposes, the number of class B common shares outstanding is weighted to reflect the redemption of 154,738,487 shares on March 28, 2008 and the reduction of the conversion ratio applicable to remaining shares outstanding to 0.71 to 1. In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reduction in conversion ratio had occurred at October 1, 2007 for the twelve months ended
September 30, 2008.
For the Three
Months Ended
For the Twelve
Months Ended
September 30, 2008 September 30, 2008
Weighted Average Shares Outstanding - GAAP 774 769
Class A Shares
(1)
- 206
Class B Shares
(2)
- (119)
Class C Shares
(3)
- (83)
Class A Share Equivalents
(4)
2 3
2 7
Adjusted Weighted Average Shares Outstanding - Non GAAP 776 776
Share Adjustments

27 Fiscal Q4 2008 Earnings Results 27
Adjusted Diluted Earnings per Share
Class A Common Stock
Adjusted net income $ 448 $ 1,749
Adjusted weighted average number of
diluted shares outstanding
776 776
Adjusted diluted earnings per share $ 0.58 $ 2.25
(in millions, except per share data)
For the Three
Months Ended
September 30, 2008
For the Twelve
Months Ended
September 30, 2008
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account and a $19 million after-tax charge in the fourth quarter and a $51 million after-tax charge for the year ended September 30, 2008 related to non-recurring legacy litigation items that will not be funded by the litigation escrow account.  These items have a significant impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the
Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the adjusted weighted average number of shares outstanding in the periods presented.  This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II)
common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008.  The class C
(series II) common stock is classified as temporary equity and the redeemable class C (series III) common stock is classified as a liability on the Company's consolidated balance sheet at September 30, 2008.  Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these shares to be redeemed and allocating adjusted net income only to permanent equity.

28 Fiscal Q4 2008 Earnings Results
Calculation of Free Cash Flow
US$ in millions
(1) Adjustment represents the net cash impact of all litigation matters, both covered and uncovered, during the fiscal year.  This adjustment reflects (i) the cash benefit received resulting from tax deductions taken on actual payments made for both covered and uncovered matters; (ii) the use of cash to make payments for uncovered litigation matters, which will not be funded by the litigation escrow account; (iii) the add back of accretion, net of tax, recorded on all settled claims, both covered and uncovered;
and (iv) the add back of litigation provision, net of tax, recorded for covered matters, which will be funded by the litigation escrow account, during the fiscal year.
Net income (as reported) 804 $
Addback:   Depreciation and amortization 237
Equity compensation 74
Cash impact of litigation (1) 1,193
Less: Capital expenditure (415)
Annual pension contribution (186)
Total free cash flow 1,707 $
For the Twelve
Months Ended
September 30, 2008